                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:


[ ] Preliminary Proxy Statement                [ ] Confidential, for Use of the
[X] Definitive Proxy Statement                     Commission Only (as permitted
[ ] Definitive Additional Materials                by Rule 14a-6(e)(2))

[ ] Soliciting Material Pursuant to Section 240.1a-11(c) or Section 240.1a-12

                               ZENEX TELECOM, INC.
                (Name of Registrant as Specified In Its Charter)


                      THE BOARD OF DIRECTORS OF REGISTRANT
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (check the appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

       1)    Title of each class of securities to which transaction applies:
       2)    Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4)    Proposed maximum aggregate value of transaction:

[ ]    Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)    Amount previously paid:
       2)    Form, Schedule or Registration Statement No.:
       3)    Filing Party:
       4)    Date Filed:

                               ZENEX TELECOM, INC.

                          201 Robert S. Kerr, Suite 500
                          Oklahoma City, Oklahoma 73102
                             Telephone: 405-749-9999
                                Fax: 405-749-9929



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                  JUNE 27, 2002



To the Shareholders:

       Zenex Telecom, Inc. ("We" or the "Company") will hold an Annual Meeting of Shareholders (the "Annual Meeting") on Thursday, June 27, 2002, at 11:00 a.m., CT, at our corporate offices, 201 Robert S. Kerr, Suite 500, Oklahoma City, Oklahoma 73102. The Shareholders will meet to consider:

         (1) Electing three directors, each to serve for a term of one year; and

         (2) Transacting other business incident to the Annual Meeting.

         The record date for the Annual Meeting is May 22, 2002. Only Shareholders of record at the close of business on that date can vote at the Annual Meeting.

         We hope you will attend the Annual Meeting. IF YOU DO NOT PLAN TO ATTEND, PLEASE SIGN AND RETURN THE ENCLOSED PROXY. TO ENCOURAGE THE USE OF PROXIES, WE HAVE ENCLOSED A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE FOR YOUR USE.


                                                           Sincerely,



                                                       Debra G. Morehead
                                                           Secretary

May 28, 2002

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                                  JUNE 27, 2002


         Zenex Telecom, Inc. ("Zenex", the "Company" or "We") welcomes you to our Annual Meeting of Shareholders. Our subsidiary, Zenex Communications, Inc. ("Zenex Communications"), engages primarily in the wholesale of telephone long distance minutes and related telephony services. Our business is discussed more fully in the annual report accompanying this Proxy Statement.

         We are furnishing this Proxy Statement to inform our Shareholders about the upcoming Annual Meeting. To encourage Shareholder participation, we are soliciting proxies to be used at the Annual Meeting.

         We are mailing this Proxy Statement and the accompanying proxy card to Shareholders beginning May 28, 2002.

GENERAL INFORMATION

         Who Votes. If you hold shares as of the Record Date, May 22, 2002, you may vote at the Annual Meeting. On May 22, 2002, we had 29,508,290 shares of common stock outstanding. Each share is entitled to one vote.

         How To Vote. We will vote your shares for you if you send us a signed proxy before the Annual Meeting. You can tell us to vote for all, either, or none of the nominees for director. You can tell us to approve, disapprove, or abstain from transacting incidental business at the Annual Meeting. We have provided information about the director nominees in the following pages of this proxy statement.

         IF YOU RETURN A SIGNED PROXY, BUT DO NOT TELL US HOW YOU WANT TO VOTE, WE SHALL VOTE YOUR SHARES "FOR" ALL DIRECTOR NOMINEES.

         Canceling Your Proxy. You can cancel your proxy at any time before we vote your shares in any of three ways:

              (1) by giving the Secretary a written cancellation;

              (2) by giving a later signed proxy; or

              (3) by voting in person at the Annual Meeting.

         Counting the Necessary Votes. Directors are elected by a plurality of votes, which means that the director nominees for the positions to be filled (three positions) receiving the highest number of votes will be elected. If any incidental business is transacted at the Annual Meeting, the incidental business must receive a majority of the votes that could be cast at the Annual Meeting.

         The votes that could be cast are the votes actually cast plus abstentions. Abstentions are counted as "shares present" at the Annual Meeting for purposes of determining whether a quorum exists and have the effect of a vote "against" any proposal. Proxies submitted by brokers that do not indicate a vote for the proposal (usually because the brokers don't have discretionary voting authority and haven't received instructions as to how to vote) are not considered "shares present" and will not affect the outcome of the vote. These broker proxies are referred to as "broker non-votes".

         Incidental Business. Proxies customarily request authority to transact other business that may come before the Annual Meeting. Much of this business is procedural, such as a vote on adjournment. Except for the election of directors, we do not know of any substantive business to be presented or acted upon at the Annual Meeting. If any matter is presented at the Annual Meeting on which a vote may properly be taken, the designated proxies will vote your shares as they think best unless you otherwise direct.

                                     ITEM 1
                              ELECTION OF DIRECTORS

         The Shareholders will elect three directors at this year's Annual Meeting. Each director will serve for a one-year term ending at the 2002 annual meeting or until he is succeeded by another qualified director who has been elected.

         We shall vote your shares as you tell us on the enclosed proxy form. If you sign, date, and return the proxy form, but don't tell us how you want your shares voted, we shall vote your shares for the election of the following nominees. If unforeseen circumstances (such as death or disability) make it necessary for the Board to substitute another person for any of the nominees, we will vote your shares for that other person.

         The three nominees for director are presently members of the Board of Directors.

                THE COMPANY RECOMMENDS VOTING "FOR" THE NOMINEES.

BIOGRAPHICAL INFORMATION

         The following table sets forth the name and age of each director nominee and the year he or she became a director.


                                                  DIRECTOR
                     NAME                 AGE       SINCE            POSITION
                     ----                 ---     --------           --------
         Tim Aduddell                      46        2002     Chairman of the Board
         Ron Carte                         60        2002     Director and President
         Debra G. Morehead                 41        2002     Director

         The Director Nominees. The Board of Directors has nominated three candidates for election. If elected, these nominees will serve one-year terms. A brief summary of each director nominee's principal occupation, business affiliations and other information follows.

         Tim Aduddell has been Chairman of the Board of Directors since March 2002. He is the owner and a director of Aduddell Roofing & Sheet Metal, Inc., a nationwide commercial roofing contractor.

         Ron Carte became a director and President of the Company in March 2002. He has extensive experience in the banking industry. Mr. Carte was a founder and Chairman of Edmond Bank and Trust, Edmond, Oklahoma, from September 1999 to April 2002. From 1997 to 2002, he was President and CEO of Milestone Construction, a commercial general contractor. From 1993 to 1997, Mr. Carte was a Regional Vice President of Liberty Bank with supervisory responsibility over four branches in the Edmond, Oklahoma area. From 1982 to 1993, he was the President and CEO of First Oklahoma Bank and Trust, Oklahoma City, Oklahoma. He has also been very active in civic and community affairs having served as City Treasurer for the City of Edmond, and served as President of the Board of Education.

         Debra G. Morehead has been a Director of the Company since March 2002 and was previously a director of the Company from June 2000 to June 2001. She has been employed since 1998 as Chief Financial Officer of The Naylor Companies, a national firm engaged in commercial and residential construction, property development and real estate development. Before that time she was a partner in the Oklahoma City accounting firm of Olson and Potter. Ms. Morehead is a certified public accountant and holds a degree in accounting from the University of Central Oklahoma.

OTHER EXECUTIVE OFFICERS AND SIGNIFICANT EMPLOYEES

         In addition to the executive officers who serve on the Board of Directors, we have the following executive officers and significant employees:

         Brian D. Gustas, age 38, has been President and Chief Executive Officer of Zenex Communications since September 1999. Mr. Gustas was also a director of the Company from 1999 to 2001. From 1996 to 1999, Mr. Gustas was President of ComSource, Inc., a wholesaler of telecommunications services. From 1989 to 1996, he worked for Westel Long Distance, a facility-based communications provider where his final position was regional manager over seven offices. Mr. Gustas was graduated from Oklahoma State University in 1985 with a B.A. in Business Administration, and a minor in Economics.

         Joey Alfred, age 30, joined Zenex Communications in 1995 shortly after graduating from the University of Oklahoma. He has served as Vice President of Operations for Zenex Communications since December 1998.

SERVICE ON THE BOARD

         Board Meetings and Committees. During 2001, the former Board of Directors held no meetings and took action four times through unanimous approval of a written consent in lieu of a meeting.

         Our only Board committee is an Audit Committee. We do not have compensation, nominating or other Board committees. Given the present size of the Board, we do not anticipate that the Board will delegate its functions to such committees and expect that the Board will conduct the functions that such committees might otherwise handle.

         The Board of Directors created an Audit Committee in 2001 and appointed Douglas A. Newman as its sole member. Mr. Newman resigned with the change of control. The Board has recently appointed each of the directors to the Audit Committee as an interim measure. The Audit Committee will be primarily concerned with the effectiveness of the Company's financial audits by the independent auditors. Its duties will include: (i) recommending the selection of independent auditors; (ii) reviewing the scope of the audit to be conducted by them, as well as the results of their audit; (iii) reviewing the organization and scope of the Company's internal system of financial controls; and (iv) reviewing the Company's financial reporting and the accounting standards and principles followed. A copy of the Audit Committee Charter was set forth in our 2001 proxy statement.

         Director Compensation. We do not compensate our directors for their service and do not expect that they would incur expenses incurred in the conduct of our business.

         Indemnification of Directors and Officers. Our Amended and Restated Articles of Incorporation provide that to the fullest extent permitted by the Colorado Business Corporation

Act, subject to any expansion (but not limitation) of such indemnification set forth in our Bylaws or any shareholders' or directors' resolutions or any indemnification or similar agreement. Our Bylaws closely follow the Colorado Business Corporation Act and provide we will indemnify directors and officers to the fullest extent authorized by the Colorado Business Corporation Act if (a) the director or officer conducted himself in good faith; (b) he reasonably believed: (i) in the case of conduct in his official capacity for us, that his conduct was in our best interests; or (ii) that in all other cases, that his conduct was at least not opposed to our best interests; and (c) in the case of any criminal proceeding, he had no reasonable cause to believe his conduct was unlawful. Under our Bylaws and the Colorado Business Corporation Act we may not indemnify a director or officer either (a) in connection with a proceeding by or in our right in which he was adjudged liable to us; or (b) in connection with any proceeding charging improper personal benefit to him, whether or not involving action in his official capacity, in which he was adjudged liable on the basis that personal benefit was improperly received by him.

                   OTHER INFORMATION ABOUT DIRECTORS, OFFICERS
                            AND CERTAIN SHAREHOLDERS

BENEFICIAL OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN SHAREHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 2, 2002, by (i) each director of the Company, (ii) each named executive officer in the Summary Compensation Table, (iii) each person known or believed by the Company to own beneficially five percent or more of the Common Stock and (iv) all directors and executive officers as a group. Unless indicated otherwise, each person has sole voting and dispositive power with respect to such shares.

                                                        BENEFICIAL OWNERSHIP(1)
   NAME OF DIRECTOR, EXECUTIVE OFFICER              ----------------------------
   OR SHAREHOLDERS HOLDING 5% OR MORE,              NUMBER OF SHARES     PERCENT
----------------------------------------------      ----------------     -------

Fireball Investments, LLC                            15,045,434(2)         51.0(2)
   4700 N.W. 23rd Street, Suite 112
   Oklahoma City, OK 73127

Tim Aduddell(3)                                      15,102,321(2)         51.2(2)
   4700 N.W. 23rd Street, Suite 112
   Oklahoma City, OK 73127

Richard Spradlin                                     15,045,434(2)         51.0(2)
   4700 N.W. 23rd Street, Suite 112
   Oklahoma City, OK 73127

Ron Carte                                                46,000               *

Debra M. Morehead                                       407,935             1.4

Brian D. Gustas(4)                                      600,000             2.0
     All directors and named executive               16,156,256            53.7
       officers as a group (4 persons)(4)


----------

*    Less than one percent.

     (1) Shares of Common Stock that are not outstanding but that can be acquired by a person upon exercise of an option within 60 days are included in computing the percentage for such person, but are not included in computing the percentage for any other person. Disclosures regarding "beneficial ownership" are made as that term is defined under federal securities laws.

     (2) Messrs. Aduddell and Spradlin are deemed to have beneficial ownership of the shares of Fireball Investments, LLC.

     (3) Mr. Aduddell's include 41,000 shares that he owns through a corporation controlled by him and 15,887 shares owned by a dependent daughter. He disclaims beneficial ownership of his daughter's shares.

     (4) The number of shares for Mr. Gustas includes presently exercisable stock options covering 500,000 shares. Mr. Gustas's stock options are included in the group total.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued to the Chief Executive Officer and each executive officer (including the CEO of Zenex Communications) whose total annual salary and bonus exceeded $100,000 (the three are sometimes called the "named executive officers") for services performed in years ended December 31, 2001, 2000 and 1999. We acquired Zenex Communications in June 2000.

Summary Compensation Table


                                                                                                        LONG TERM
                                                                                                         COMPEN-
                                                                                                         SATION
                                                              ANNUAL COMPENSATION                        AWARDS
                                                ----------------------------------------------        ------------
                                                                                     OTHER                               ALL OTHER
                                                                                    ANNUAL                STOCK/          COMPEN-
          NAME AND                FISCAL           SALARY                           COMPEN-              OPTIONS          SATION
     PRINCIPAL POSITION            YEAR            ($)(1)          BONUS($)         SATION(2)            (#)(3)           ($)(4)
--------------------------     ------------     ------------     ------------     ------------        ------------     ------------
Marc W. Newman(5)                      2001          120,000          114,500           15,833           1,000,000           13,080
   Chief Executive Officer             2000           80,000           73,000               (2)          3,500,000           35,000
                                       1999               --               --               --                  --               --

Brian D. Gustas                        2001          120,000            6,224               (2)            250,000               --
   President and CEO                   2000          105,593           32,932           14,159             350,000            1,000
   Zenex Communication                 1999           28,172               --               --                  --               --

Douglas A. Newman(5)                   2001           84,000           64,500               (2)          1,000,000           13,080
   Chief Financial Officer             2000           83,000               --               --             500,000            5,000
   and Vice President                  1999               --               --           20,300(1)               --               --

----------

    (1) Mr. Gustas began his employment in September 1999. Mr. Marc Newman and Mr. Doug Newman began their employment in November 1998, but drew no salary during 1999. Mr. Doug Newman received $20,3000 in consulting fees in 1999.

    (2) The named executive officers received various perquisites, including automobiles and auto insurance. Mr. Gusta also received a country club membership. In the case of Mr. Doug Newman, the aggregate value of the perquisites did not exceed 10% of his annual salary and bonus.

    (3) In 2000, Mr. Marc Newman received 3,500,000 shares and Mr. Doug Newman received 500,000 shares as compensation. Mr. Gustas received 100,000 shares and options covering 250,000 shares. In 2001, Messrs. Marc Newman and Doug Newman received rights to acquire 2.0 million shares as consideration for guarantying a corporate loan. Mr. Gustas received options covering 250,000 shares.

    (4) The shares issued in 2000 to the named executives in connection with the Zenex Communications acquisition were recorded at $.01 per share. The options granted to Mr. Gustas were exercisable at prices at or above fair market value and no value is assigned to those grants. The 1,000,000 shares issuable to Messrs. Marc Newman and Doug Newman in 2001 were valued at the cash price paid in the change of control.

    (5) Marc W. Newman and Douglas A. Newman resigned as officers and directors in a change of control in March 2002. See "Change of Control" below.

CHANGE OF CONTROL

         On March 7, 2002, Fireball Enterprises, LLC ("Fireball"), bought 7,645,435 shares of Zenex from a group of selling shareholders, which included Marc W. Newman, the former President and Chief Executive Officer, and Douglas A. Newman, the former Chief Financial Officer and Secretary. The transaction terminated all ownership in Zenex by each of the selling shareholders. The transaction also involved the resignations of Marc Newman and Doug Newman and the termination of their employment agreements, the election of new directors and officers, a release of the Newmans as guarantors on certain corporate borrowings and the substitution of certain Fireball principals, and an exchange of mutual releases.

         Fireball paid the selling shareholder group $100,000 in cash for the shares. For the termination of the Newmans' employment agreements and a release of the obligations under the agreements, Zenex transferred to the Newmans 31,200 shares that Zenex held in Eagle Building Technologies, Inc.

         Fireball is a holding company owned by Tim Aduddell and Richard Spradlin. Before the purchase, Fireball owned 7,400,000 shares of Zenex common stock, which represented 26.9% of the total outstanding. With the purchase of the 7,645,434 shares, Fireball owns 15,045,434 shares representing 51.0% of the common stock.

EMPLOYMENT AGREEMENTS

         We had an employment agreement with Brian D. Gustas, the President and Chief Executive Officer of Zenex Communications, through February 2002. The agreement provided for a base annual salary $120,000 per year and a bonus of 10% of the net profits from operations of Zenex Communications. The agreement also provided for an annual option grant of 250,000 shares exercisable at $0.11 per share. These options have five-year terms. By agreement, Mr. Gustas and Zenex terminated the agreement effective March 1, 2002. Mr. Gustas retained options covering 500,000 shares, which were earned before termination.

         We had employment agreements with our former President, Marc Newman, and our former Chief Financial Officer, Doug Newman. These employment agreements were cancelled in the change of control. See "Change of Control".

STOCK OPTIONS GRANTED IN 2001

         The following table sets forth information concerning the grant of stock options during 2001 to the named executive officers.


                                                            INDIVIDUAL GRANTS
                               ------------------------------------------------------------------------
                               NUMBER OF SHARES       % OF TOTAL
                                 UNDERLYING         OPTIONS GRANTED
                                   OPTIONS              EMPLOYEES          EXERCISE          EXPIRATION
            NAME                  GRANTED(#)             IN 2001          PRICE ($/SH)          DATE
            ----               ----------------     ---------------       ------------       ----------
Brian D. Gustas                    250,000             250,000               $.11           11/28/06


STOCK OPTION HOLDINGS

         The following table sets forth the number of unexercised options held by named executive officers as of December 31, 2001.

                                              NUMBER OF UNEXERCISED
                                             OPTIONS AT 12/31/01(1)
                                       --------------------------------------
          NAME                         EXERCISABLE              UNEXERCISABLE
-------------------------              -----------              -------------
    Brian D. Gustas                      500,000                      --

----------

   (1) These options are exercisable at $.11 per share.

CERTAIN TRANSACTIONS

         In an August 2001 settlement of litigation against Eagle Capital, Inc., we received $500,000 and 78,000 shares of Eagle common stock. Out of these amounts, President Marc Newman and Chief Financial Officer Doug Newman received $175,000 in cash and 27,300 shares of the Eagle common stock as compensation from the collection proceeds.

         On October 31, 2001, for personally guarantying a corporate line of credit, the Board granted to Marc Newman and Doug Newman their choice of $33,750 in cash, 3,515 shares of Eagle common stock, or 2.0 million shares of Zenex common stock. On November 10, 2001, for personally guarantying the credit line, the Board also granted the Newmans a subordinated security interests in the stock of our subsidiaries and in a corporate investment account. The outstanding balance on the credit line at year-end was approximately $250,000. Shortly before the change of control in March 2002, the Newmans elected to receive the 2.0 million shares of Zenex common stock, which they sold in the change of control. See "Change of Control" above.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of our Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         The Company is aware of the following transactions that it believes were not reported timely in 2001:

         (a) On October 31, 2001, Marc Newman was given the right to acquire 1.0 million shares of common stock. This transaction was not reported;

         (b) On October 31, 2001, Doug Newman was given the right to acquire 1.0 million shares of common stock. This transaction was not reported; and

         (c) On November 28, 2001, Brian Gustas received stock options covering 250,000 shares, which were not reported.

                      OTHER INFORMATION ABOUT OUR AUDITORS

REPORT OF THE AUDIT COMMITTEE

         After the change of control in March 2002, the directors named themselves to the Audit Committee as an interim measure. The Board presently has only one independent director - Mr. Tim Aduddell - and would like to appoint at least two additional independent directors. The Board anticipates that these independent directors would also serve on the Audit Committee. The Board is conducting a search for qualified persons who will be "independent" and "financially literate", as defined under the Nasdaq listing standards. The Nasdaq listing standards define an independent director generally as a person, other than an officer of the company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment. The Nasdaq listing standards define "financially literate" as being able to read and understand fundamental financial statements, such as the Company's balance sheet, income statement and cash flow statement.

         Functions. The Board has approved a charter for the Audit Committee, which was attached to the 2001 Proxy Statement (the "Charter"). The Charter describes the Audit Committee's composition, its mission statement and principal functions, its responsibilities for review of financial statements and internal financial procedures and controls, and its relationships with the Board of Directors, the independent accountants and the Company's financial staff. The Audit Committee's responsibilities will include the prior review of the Company's annual financial statements and substantiating the auditor's independence and their accountability to the Board of Directors and the Audit Committee. The Audit Committee believes that its Charter meets or exceeds the charter standards adopted by the Nasdaq.

         Relationship with Auditors. Sutton Robinson Freeman & Co., P.C. ("Sutton Robinson"), audited the Company's financial statements for the years ended December 31, 2001 and 2000, which are included in the Annual Report. Sutton Robinson has advised us that none of its members has any direct or material indirect financial interest in Zenex or, during the past three years, has had any connection with Zenex in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative from Sutton Robinson is expected to be present at the Annual Meeting, will be offered the opportunity to make a statement, and will be available to respond to appropriate questions.

         Actions Relating to the 2001 Financial Statements. The Board of Directors has taken the following actions with respect to our audited financial statements as of and for the year ended December 31, 2001 (the "Financial Statements"):

    o the Board has discussed with the independent auditors the matters required to be discussed by SAS 61 and SAS 90 (Communication with Audit Committees and Audit Committee Communications, respectively);

    o the Board has received written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the auditors the auditors' independence; and

    o the Board has recommended that the Financial Statements be included in our annual report on Form 10-KSB, based upon its review and discussions with the independent auditors.

         Audits Fees in 2001. Sutton Robinson Freeman & Co., P.C. billed us $4,635 during the year ended December 31, 2001, for auditing our Financial Statements.

         All Other Fees in 2001. All other fees charged by Sutton Robinson Freeman & Co., P.C. during the year ended December 31, 2001, which principally relate to the review of SEC filings, tax and GAAP research, and pro forma work on acquisitions, were $15,811. We incurred no billings for financial information systems design and implementation.

         The Audit Committee has considered whether the non-audit services provided by Sutton Robinson are compatible with maintaining its independence as an auditor.



Dated: May 2, 2002                                     The Board of Directors of
                                                             Zenex Telecom, Inc.

                                                      Mr. Tim Aduddell, Chairman
                                                                   Mr. Ron Carte
                                                           Ms. Debra G. Morehead


         As permitted by SEC rules, the foregoing reporting is not deemed "filed" with the SEC and is not incorporated by reference into our Annual Report on Form 10-KSB.


                   OTHER INFORMATION ABOUT THE ANNUAL MEETING

OTHER MATTERS COMING BEFORE THE MEETING

         As of the date of this Proxy Statement, we know of no business to come before the Annual Meeting other than that referred to above. Our rules of conduct for the Annual Meeting prohibit the introduction of substantive matters not previously presented to the Shareholders in a proxy statement. As to other business, such as procedural matters that may come before the meeting, the person or persons holding proxies will vote those proxies in the manner they believe to be in the best interests of Zenex and its Shareholders.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

         Any Shareholder who wishes to present a proposal at our 2003 Annual Meeting of Shareholders must deliver such proposal to Zenex's Secretary by March 15, 2003, for inclusion in our proxy, notice of meeting, and proxy statement for the 2003 Annual Meeting.

ADDITIONAL INFORMATION

         We will bear the cost of soliciting proxies. Our officers and regular employees may solicit proxies by further mailings, personal conversations, or by telephone, facsimile or other electronic transmission. They will do so without compensation other than their regular compensation. We shall, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

         OUR ANNUAL REPORT ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO, FOR THE YEAR ENDED DECEMBER 31, 2001, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED WITHOUT CHARGE TO ANY SHAREHOLDER UPON REQUEST TO MS. DEBRA G. MOREHEAD, SECRETARY, ZENEX TELECOM, INC., 201 ROBERT S. KERR, SUITE 500, OKLAHOMA CITY, OKLAHOMA 73102. SHAREHOLDERS REQUESTING EXHIBITS TO THE FORM 10-KSB WILL BE PROVIDED THE SAME UPON PAYMENT OF REPRODUCTION EXPENSES.

                                              By Order of the Board of Directors




                                                      Debra G. Morehead
                                                         Secretary

May 28, 2002

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
ZENEX TELECOM, INC.                         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
201 Robert S. Kerr, Suite 500
Oklahoma City, Oklahoma 73102               The undersigned hereby appoints Tim Aduddell and Ron Carte as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Zenex Telecom, Inc. held of record by the undersigned on May 22,
                                            2002, at the Annual Meeting of Shareholders to be held on June 27, 2002, or any adjournment thereof.

1.  ELECTION OF DIRECTORS               FOR all nominees listed below [ ]               WITHHOLD AUTHORITY [ ]
                                     (except as marked to the contrary below)   to vote for all nominees listed below

   (INSTRUCTION: To withhold authority to vote for any individual nominee strike through the nominee's name below.)

                   Tim Aduddell, Ron Carte, Debra G. Morehead

2.  TRANSACTING OTHER BUSINESS INCIDENTAL TO THE MEETING.

      FOR [ ]                     AGAINST [ ]             ABSTAIN [ ]


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                            DATED:                        , 2002
                                                   -----------------------

                                            ------------------------------------
                                                         (Signature)

                                            ------------------------------------
                                                 (Signature if held jointly)

                                            Please mark, sign, date and return
                                            this Proxy Card promptly using the
                                            enclosed envelope.